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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): August 17, 1999



                    ST. JOSEPH'S PHYSICIAN ASSOCIATES, INC.
                (Name of Registrant as specified in its charter)



       FLORIDA                      33-22011-A                 59-2858209
-------------------------          ------------            ------------------
(State or other jurisdic-          (Commission                (IRS Employer
tion of incorporation)              File No.)              Identification No.)



           4900 North Habana Ave., Tampa, Florida          33614
          --------------------------------------------------------
          (Address of principal executive offices)        Zip Code)



Registrant's telephone number, including area code:        (813) 854-4668

Former name or former address, if changed since last report:  None


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Item 4  Changes in Registrant's Certifying Accountant

         (a)(1) Dismissal of Independent Accountants

                (i) On August 17, 1999, St. Joseph's Physicians Associates, Inc. (the "Registrant") dismissed Ernst & Young LLP ("E&Y") as its independent accountants.

                (ii) The reports of E&Y on the financial statements for the past two fiscal years of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                (iii) The decision to dismiss E&Y was made by a special committee appointed by the Board of Directors, and the recommendation to dismiss E&Y was approved by the Board of Directors.

                (iv) There have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years or in the subsequent period through August 17, 1999 (the date of termination), which disagreement(s), if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of such disagreement(s) in connection with its reports.

                (v) The Registrant has provided E&Y with a copy of the foregoing disclosures and has requested in writing that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of E&Y's letter to the Securities and Exchange Commission is filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

         (b)    Engagement of New Independent Accountant

                (i) The Registrant engaged Kirkland, Russ, Murphy & Tapp, P.A. ("KRM&T") as its new independent accountants as of August 17, 1999 to audit the Registrant's financial statements for the period ended December 31, 1999. During the two most recent fiscal years and through August 17, 1999, the Registrant has not consulted with KRM&T regarding the application of accounting principles or the type of audit opinions or any other matters that are set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7   Financial Statements and Exhibits

         (a)      Not applicable
         (b)      Not applicable
         (c)      Exhibits:


         Exhibit Number   Exhibit Description
         --------------   -------------------
         16.1             Letter from Ernst & Young LLP to the Securities and
                          Exchange Commission stating that it has reviewed Item
                          4 of the Form 8-K and is in agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 24, 1999.              ST. JOSEPH'S PHYSICIAN ASSOCIATES, INC.


                                      By: /s/ N. Bruce Edgerton, M.D.
                                         --------------------------------------
                                          N. Bruce Edgerton, M.D., President,
                                          Director



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